                                                                [EXECUTION COPY]



                                 AMENDMENT No. 2

         AMENDMENT No. 2 dated as of December 4, 2002 (this "Amendment"), among CIRCOR INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiary Guarantors referred to therein (collectively, the "Subsidiary Guarantors"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and ING CAPITAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

         The Company, the Subsidiary Guarantors, certain of the Lenders and the Agent are parties to a Credit Agreement dated as of October 18, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). Banca Nazionale del Lavoro S.P.A., Banknorth, N.A. and KeyBank National Association (collectively, the "New Lenders") wish to become parties to the Credit Agreement as "Lenders" thereunder, and the Company, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.


         SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01. Definitions. Section 1.01 of the Credit Agreement shall be amended by amending and restating the following definitions (and by replacing the definition of "Net Worth" with the following definition of "Tangible Net Worth") and inserting them in the appropriate alphabetical order:

                  "Applicable Commitment Fee Percentage" shall mean, with respect to Revolving Credit Loans, 0.200% per annum; provided, that if, as at the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending December 31, 2002, the Leverage Ratio shall fall within any of the ranges set forth in Schedule Z below then, subject to the delivery to the Agent no later than 45 days (or, in the case of the fiscal quarter ending on December 31, 2002, no later than 120 days) after the end of such fiscal quarter of a certificate of a senior financial officer of the Company demonstrating such fact (together with, solely in the case of the fiscal quarter ending December 31, 2002, the audited financial statements for fiscal year ending on such date required to be furnished to the Lenders pursuant to
         Section 9.01(b) hereof), the "Applicable Commitment Fee Percentage" for Revolving Credit Loans shall be the percentage per annum set forth opposite such range in such Schedule Z during the period commencing on the date of receipt of such certificate (and such financial statements, if applicable) to but not including the earlier of (x) the date such a certificate is delivered by the Company with respect to the Leverage Ratio as at the end of the immediately following fiscal quarter and (y) 45 days after the end of such immediately following fiscal quarter (except that notwithstanding the foregoing, the Applicable Commitment Fee Percentage shall equal 0.350% per annum for any fiscal quarter during which an Event of Default shall have occurred and be continuing):

                                                        Schedule Z

                     ---------------------------------------- ---------------------------------------
                                 Leverage Ratio                           Commitment Fee
                                                                     Fee Percentage (% p.a.)
                     ---------------------------------------- ---------------------------------------
                                 Less than 0.75                               0.150%
                     ---------------------------------------- ---------------------------------------
                          Equal to or greater than 0.75                       0.200%
                     ---------------------------------------- ---------------------------------------
                          Equal to or greater than 1.50                       0.250%
                     ---------------------------------------- ---------------------------------------
                          Equal to or greater than 2.00                       0.300%
                     ---------------------------------------- ---------------------------------------
                          Equal to or greater than 2.50                       0.350%
                     ---------------------------------------- ---------------------------------------

                  "Applicable Margin" shall mean, with respect to Base Rate Loans 0.000% and with respect to Eurodollar Loans 0.875% per annum; provided, that if, as at the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ended December 31, 2002, the Leverage Ratio shall fall within any of the ranges set forth in
         Schedule X below then, subject to the delivery to the Agent no later than 45 days (or, in the case of the fiscal quarter ending on December 31, 2002, no later than 120 days) after the end of such fiscal quarter of a certificate of a senior financial officer of the Company demonstrating such fact (together with, solely in the case of the fiscal quarter ending on December 31, 2002, the audited financial statements for fiscal year ended on such date required to be furnished to the Lenders pursuant to Section 9.01(b) hereof), the "Applicable Margin" shall be the percentage per annum set forth opposite such range in such Schedule X during the period commencing on the date of receipt of such certificate (and such financial statements, if applicable) to but not including the earlier of (x) the date such a certificate is delivered by the Company with respect to the Leverage Ratio as at the end of the immediately following fiscal quarter and (y) 45 days after the end of such immediately following fiscal quarter (except that, notwithstanding the foregoing, the Applicable Margin for any such Loan shall not as a consequence of this proviso be so reduced for any period during which an Event of Default shall have occurred and be continuing):

                                                       SCHEDULE X

                 ---------------------------------------------------------------------------------------
                                                             Applicable Margin (% p.a.)
                 ---------------------------- ----------------------------------------------------------
                                                   Eurodollar Loans              Base Rate Loans
                          Leverage
                 ---------------------------- ---------------------------- -----------------------------

                 ---------------------------- ---------------------------- -----------------------------
                            Ratio
                 ---------------------------- ---------------------------- -----------------------------
                 Less than 0.75                         0.625%                         0.0%
                 ---------------------------- ---------------------------- -----------------------------
                 Equal to or greater than               0.875%                         0.0%
                 0.75
                 ---------------------------- ---------------------------- -----------------------------
                 Equal to or greater than               1.125%                         0.0%
                 1.50
                 ---------------------------- ---------------------------- -----------------------------
                 Equal to or greater than               1.375%                         0.0%
                 2.00
                 ---------------------------- ---------------------------- -----------------------------
                 Equal to or greater than               1.625%                        0.250%
                 2.50
                 ---------------------------- ---------------------------- -----------------------------


                  "Confidential Information" shall mean (a) any financial information with respect to the Company or any of its Subsidiaries, (b) any written or verbal communication or information pertaining to any of the following: (i) any potential or actual acquisitions or joint ventures, (ii) any potential or actual divestitures of Property, (iii) any actual or threatened litigation, government investigations, or other contingent liabilities, (iv) any potential changes in the composition of the Board of Directors of the Company, and any potential changes in the senior management of the Company, (v) any financing initiatives and any changes to the Company's capital structure, and
         (vi) any discussions pertaining to any merger or change in control of the Company, and (c) any other information that is identified by the Company as being confidential at the time the same is delivered to the Lenders or the Agent.

                  "EBITDA" shall mean, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                           (a) Net Income (calculated before taxes, Interest
                  Expense, Specified Restructuring Charges, extraordinary or unusual items and income or loss attributable to the equity in Affiliates) for such period, plus

                           (b) depreciation and amortization (to the extent
                  deducted in determining Net Income) for such period.

                  "Leverage Ratio" shall mean, as at any date, the ratio of the following:

                           (a) the sum of the following:

                                    (x) the aggregate amount of Indebtedness of
                           the Company and its Subsidiaries outstanding on such date, minus

                                    (y) solely for the purposes of calculating
                           the Applicable Margin, the excess (if any) of (i) the aggregate amount of cash and cash equivalents of the Company on such date (as set forth in Company's public filings made pursuant to the Securities Exchange Act of 1934), over (ii) $5,000,000, to

                                    (b) EBITDA for the four consecutive fiscal
                           quarters ended on or most recently prior to such date.

                  "Permitted Write-up" shall mean a write-up (in accordance with GAAP) in the book value of assets acquired in an acquisition made pursuant to Section 9.05(b)(iv) hereof.

                  "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Agreement, any Note or any other Basic Document, a rate per annum equal to equal to the following:

                           (x) in the case of Base Rate Loans, 2% plus the
                  Applicable Margin for Base Rate Loans, plus the Base Rate (as in effect from time to time),

                           (y) in the case of Eurodollar Loans, 2% plus the
                  Applicable Margin for Eurodollar Loans, plus the Eurodollar Rate for such Loan, and

                           (z) if not a Loan, 2% plus the Applicable Margin for
                  Base Rate Loans plus the Base Rate (as in effect from time to time).

                  "Revolving Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages to Amendment No. 2 hereto under the caption "Revolving Credit Commitment." The aggregate principal amount of the Revolving Credit Commitments on the date of Amendment No. 2 hereto is $75,000,000.

                  "Revolving Credit Commitment Termination Date" shall mean December 2, 2006.

                  "Specified Restructuring Charges" shall mean, for any period, non-recurring restructuring or special charges taken (in accordance with GAAP) in connection with plant closings and/or the consolidation of operations that consist of (a) charges for severance payments, (b) charges for moving and relocation expenses, and (c) non-cash charges for the write-downs of the book value of assets.

                  "Tangible Net Worth" shall mean, as at any date for any Person, the sum for such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                           (a) the amount of capital stock, plus

                           (b) the amount of surplus and retained earnings (or,
                   in the case of a surplus or retained earnings deficit, minus the amount of such deficit), minus

                           (c) the sum of the following (without duplication of
                   deductions in respect of items already deducted in arriving at surplus and retained earnings): cost of treasury shares and the book value of all assets which should be classified as intangibles but in any event including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets (other than a Permitted Write-up) resulting from a revaluation thereof subsequent to June 30, 2002.

         2.02. Changes of Commitments. Section 2.03 of the Credit Agreement shall be amended by adding the following new Section 2.03(e):

                  "(e) (i) The Company shall have the right from time to time, without the consent of the Lenders but subject to the approval of the Agent (which approval shall not be unreasonably withheld), to increase the aggregate amount of the Revolving Credit Commitments by adding as parties to this Agreement one or more commercial banks or other financial institutions to provide additional Revolving Credit Commitments; provided that

                           (A) no added Revolving Credit Commitment shall be
                  less than $5,000,000,

                           (B) no added Revolving Credit Commitment pursuant to
                  this Section 2.03(e) shall result in aggregate amount of the Revolving Credit Commitments exceeding $100,000,000,

                           (C) there shall exist no Default or Event of Default
                  immediately prior to and immediately after giving effect to such added Revolving Credit Commitment, and

                           (D) there shall have been no reduction of Revolving
                  Credit Commitments pursuant to Section 2.03(b) hereof.

         The Company shall deliver to the Agent by no later than noon New York time on the fifth Business Day preceding the proposed effective date of any such increase in the Revolving Credit Commitment each of the following items with respect to each new Lender:

                           (x) a written notice of the Company's intention to
                  increase the aggregate amount of the Revolving Credit Commitments pursuant to this Section 2.03(e), which shall specify each new Lender, and such other information regarding any such new Lender as is reasonably requested by the Agent;

                           (y) an Added Lender Agreement for each such new
                  Lender, substantially in the form of Exhibit A to Amendment No. 2 hereof, executed and delivered by such new Lender, the Company and the Agent; and

                           (z) if requested by the applicable Lender, Notes with
                  respect to such added Revolving Credit Commitments shall have been executed and delivered by the Company.

                  (ii) Upon receipt of the notice referred to in clause (i)(x) above, the Agent shall promptly notify each Lender thereof. Upon execution and delivery of the documents referred to in clause (i) hereof, such new Lender shall constitute a "Lender" hereunder with a Revolving Credit Commitment as specified therein. Immediately upon the effectiveness of the addition of such new Lender under this Section 2.03(e) all the Revolving Credit Commitments shall, on the terms and conditions hereof, be deemed to be reborrowed pro rata among all of the Lenders (including the new Lenders) based on their Revolving Credit Commitments as then in effect and the Agent will net out the differences based on each Lender's pro rata share of the Revolving Credit Commitments before and after giving effect to the increase in the aggregate amount of the Revolving Credit Commitments. Each new Lender (A) shall be deemed to have assumed such portion of such Revolving Credit Loans and (B) shall fund to each other Lender on the day of the increase in the Revolving Credit Commitments all Revolving Credit Loans assigned to it by each such other Lender, as specified by the Agent. The Company agrees to pay to the Lenders on demand any and all amounts to the extent payable pursuant to Section 5.05 of the Credit Agreement as a result of any such prepayment of the Revolving Credit Loans occasioned by the foregoing increase in the Revolving Credit Commitments."

         2.03. Utilization Fee. The letter (a) shall be inserted immediately before the words "The Company shall ..." in Section 2.04 of the Credit Agreement, and the following new Section 2.04(b) shall be added to the Credit Agreement immediately following Section 2.04(a):

                  "(b) Utilization Fee. The Company shall pay to the Agent for account of each Lender a utilization fee on the daily average outstanding amount of such Lender's Revolving Credit Loans for each period during which the aggregate outstanding principal amount of the Loans is greater than 50% of the aggregate amount of the Revolving Credit Commitments at a rate per annum equal to 0.125%. Accrued utilization fees with respect to each outstanding Loan shall be payable in arrears on each date on which interest on such Loan is payable."

         2.04. Mandatory Prepayment. Sections 2.09(b) and 2.09(d) of the Credit Agreement shall be deleted in their entirety.

         2.05. Certain Notices. Section 4.05 of the Credit Agreement shall be amended by adding the following after the reference to "12:00 p.m. New York time":

         "(but, in the case of borrowings of, or conversions into, Base Rate Loans, 10:00 a.m. New York time)"

In addition, the reference in the table in said Section to one Business Day's notice for borrowings of, or conversions into, Base Rate Loans, shall be replaced by a reference to "same day".

         2.06. Leverage Ratio. Section 9.10 of the Credit Agreement shall be amended by replacing the reference therein to "3.50 to 1" with a reference to "3.00 to 1" and by replacing the proviso thereto with the following:

         "provided that, if any acquisition shall have been made after the Closing Date pursuant to Section 9.05(b)(iv) hereof at any time during the period of four consecutive fiscal quarters ending on the date for which the Leverage Ratio is being calculated (the "Calculation Period"), when calculating the Leverage Ratio on such date for purposes of this Section 9.10, EBITDA shall be calculated on a pro forma basis (to the extent permitted by Section 9.05(v)(iv) hereof) as if such acquisition had been made on the first day of the Calculation Period."

         2.07. Tangible Net Worth. Section 9.11 of the Credit Agreement of the Credit Agreement shall be amended in its entirety to read as:

                  "9.11 Tangible Net Worth. The Company will not permit its Tangible Net Worth as at the last day of any fiscal quarter of the Company to be less than the sum of (a) $120,000,000 plus (b) 50% of Net Income for each fiscal quarter of the Company ending after June 30, 2002 for which Net Income is a positive number."

         2.08. Fixed Charges Coverage Ratio. Section 9.13 of the Credit Agreement shall be amended in its entirety to read as:

                  "9.13 Fixed Charges Coverage Ratio. The Company will not permit the Fixed Charges Coverage Ratio as at the last day of any fiscal quarter of the Company to be less than 1.40 to 1."

         2.09. Capital Expenditures. Section 9.14 of the Credit Agreement shall be amended in its entirety to read as:

                  "9.14 Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures by the Company and its Subsidiaries in any fiscal year of the Company to exceed $25,000,000."

         2.10. Interest Rate Swap Protection. Section 9.15 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "9.15 Interest Rate Hedging. The Company will not permit the aggregate outstanding principal amount of all Loans and all Senior Notes (collectively, the "Outstanding Debt") that (a) does not bear interest at a fixed rate, or (b) the interest rate on which is not hedged, on terms and conditions reasonably satisfactory to the Agent, by one or more Interest Rate Protection Agreements, to exceed 50% of the Outstanding Debt at any time."

         2.11. Lines of Business. Section 9.16 of the Credit Agreement shall be amended in its entirety to read as:

                  "9.16 Lines of Business. Neither the Company nor any of its Subsidiaries will engage to any substantial extent in any line or lines of business activity other than the business of manufacturing, distributing and selling valves and related products, except as otherwise permitted under Section 9.05(b)(iv)."

         2.12. Events of Default. Section 10(h) of the Credit Agreement shall be amended by inserting the following immediately after the phrase "$10,000,00 in the aggregate":

         "(except for judgment amounts to the extent that they are covered by insurance)"

         2.13. Confidentiality. Section 12.12(b) of the Credit Agreement shall be amended by replacing the reference to "information supplied to it by Company pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Agent" with a reference to "Confidential Information supplied to it by the Company pursuant to this Agreement."

         2.14. Revised Schedules. Each of Schedules II and VI to the Credit Agreement is hereby amended and restated (and accepted by the Lenders) to read as Schedules II and VI to this Amendment No. 2.

         SECTION 3. Representations and Warranties. The Company and the Subsidiary Guarantors represent and warrant to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement (after giving effect to the amendments to the Credit Agreement provided for by this Amendment No. 2) are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment (or, if any such representation and warranty is expressly to be made as of a specific date, as of such specific date).

         SECTION 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

         4.01. Execution by All Parties. This Amendment No. 2 shall have been executed and delivered by each of the parties hereto.

         4.02. Notes and Initial Loans. The Company shall have delivered to the Agent for each of the New Lenders a promissory note of the Company in substantially the form of Exhibit A-1 to the Credit Agreement, dated the date of the Notes delivered pursuant to Section 2.07 of the Credit Agreement, payable to the order of such Lender in a principal amount equal to its Revolving Credit Commitment and otherwise duly completed, and each of such promissory notes (a "New Note") shall constitute a "Note" under the Credit Agreement as amended hereby. In addition, the Company shall have borrowed from, and each of the New Lenders shall have made Revolving Credit Loans to, the Company, and (notwithstanding the provisions of Section 4.02 of the Credit Agreement requiring that prepayments be made ratably in accordance with the principal amounts of the Revolving Credit Loans held by the Lenders) the Company shall have prepaid Revolving Credit Loans (solely with proceeds of such Revolving Credit Loans made by such New Lenders) made by the other Lenders in such amounts as shall be necessary, together with accrued interest and any amounts payable under Section
5.05 of the Credit Agreement, so that after giving effect to such Revolving Credit Loans and prepayments, the Revolving Credit Loans shall be held by the Lenders pro rata in accordance with the respective amounts of their Revolving Credit Commitments (as increased hereby).

         4.03. Documents. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

                  (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Closing Date pursuant to the Credit Agreement) and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 2 and the Credit Agreement as amended hereby and the extensions of credit under the Credit Agreement as amended hereby, the New Notes and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  (2) Opinion of Counsel to the Obligors. An opinion of Goodwin, Procter LLP, counsel to the Obligors, with respect to the Credit Agreement as amended by this Amendment No. 2.

                  (3) Other Documents. Such other documents as the Agent or any Lender or special New York counsel to ING may reasonably request.

         4.04. Fees. The Agent shall have received from the Company the fees that the Company shall have agreed to pay in connection with this Amendment No. 2.


         SECTION 5. Joinder. Effective as of the date hereof, each of Tomco Products, Inc., U.S. Para Plate Corporation, Hoke-International, Ltd., Circor Securities Corp., Circor Business Trust, and Circor German Holdings LLC agrees that it shall be a "Subsidiary Guarantor" and an "Obligor" under the Credit Agreement, and agrees to be bound by all of the provisions of the Credit Agreement as a Subsidiary Guarantor and an Obligor.


         SECTION 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                 CIRCOR INTERNATIONAL, INC.


                                 By   /s/   Kenneth W. Smith
                                      -----------------------------------------
                                      Title: Vice President, CFO & Treasurer

                                 SUBSIDIARY GUARANTORS

                                 CIRCOR, INC.


                                 By   /s/  Kenneth W. Smith
                                    -------------------------------------------
                                      Name:  Kenneth W. Smith
                                      Title: Vice President & Treasurer

                                 CIRCOR BUSINESS TRUST


                                 By   /s/  Kenneth W. Smith
                                    -------------------------------------------
                                      Name:  Kenneth W. Smith
                                      Title: Vice President & Treasurer

                                 CIRCOR GERMAN HOLDINGS LLC

                                 By    /s/ David A. Bloss, Sr.
                                      ----------------------- -----------------
                                      Name:  David A. Bloss, Sr.
                                      Title: Director

                                  CIRCOR IP HOLDING CO.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  CIRCLE SEAL CONTROLS, INC.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  CIRCLE SEAL CORPORATION

                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  CIRCOR SECURITIES CORP.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  HOKE, INC.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  HOKE-INTERNATIONAL, LTD.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  KF INDUSTRIES, INC.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  KF SALES CORPORATION


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  LESLIE CONTROLS, INC.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  SPENCE ENGINEERING COMPANY, INC.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  TOMCO PRODUCTS, INC.


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

                                  U.S. PARA PLATE CORPORATION


                                  By   /s/  Kenneth W. Smith
                                     ----------------------------------------
                                       Name:  Kenneth W. Smith
                                       Title: Vice President & Treasurer

Revolving Credit Commitment:                 ING CAPITAL LLC
---------------------------
$25,000,000

                                             By  /s/  Thomas R. Hobbis
                                                --------------------------------
                                                  Name:  Thomas R. Hobbis
                                                  Title: Director

Revolving Credit Commitment:                 BANKNORTH, N.A.
---------------------------
$20,000,000

                                             By  /s/  Jon R. Sundstrom
                                                 --------------------- ---------
                                                  Name:  Jon R. Sundstrom
                                                  Title:  Senior Vice President

Revolving Credit Commitment:                 KEYBANK NATIONAL ASSOCIATION
---------------------------
$20,000,000

                                             By  /s/ Lisa Hudson
                                                 -------------------------------
                                                 Name: Lisa Hudson
                                                 Title: Vice President

Revolving Credit Commitment:                 BANCA NAZIONALE DEL LAVORO S.P.A.
---------------------------
$10,000,000

                                             By   /s/ Leonardo Valentini
                                                  ------------------------------
                                                  Name:  Leonardo Valentini
                                                  Title:  First Vice President

                                             By   /s/  Francesco Di Mario
                                                  ------------------------------
                                                  Name: Francesco Di Mario
                                                  Title: Vice President

                               ING CAPITAL LLC, as Agent

                               By    /s/ Thomas R. Hobbis
                                     -----------------------------------------
                                     Name: Thomas R. Hobbis  Title:  Director

                                                                       EXHIBIT A

                         FORM OF ADDED LENDER AGREEMENT

Date:
      ------------------------------

ING Capital LLC
  as Agent
55 East Fifty-second Street
New York, New York  10022

Circor International, Inc.
35 Corporate Drive
Burlington, Massachusetts  01803


Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of October 18, 1999 (as amended, restated, modified, supplemented or renewed from time to time, the "Credit Agreement") among Circor International, Inc. (the "Borrower"), the Lenders referred to therein, and ING Capital LLC, as agent (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

         This Added Lender Agreement is made and delivered pursuant to Section 2.03(e) of the Credit Agreement.

         Subject to the terms and conditions of Section 2.03(e) of the Credit Agreement, _________________________________ (the "Added Lender") will become a party to the Credit Agreement as a Lender, with a Revolving Credit Commitment equal to $_______________ , on __________ , 200__ (the "Increased Commitment
Date"). The Added Lender hereby confirms and agrees that with effect on and after the Increased Commitment Date, the Added Lender shall be and become a party to the Credit Agreement as a Lender and have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with a Commitment in the amount set forth above.

         Effective on the Increased Commitment Date, the Added Lender (i) accepts and assumes from the other Lenders, without recourse, such assignment of Revolving Credit Loans as shall be necessary to effectuate the adjustments in the outstanding aggregate amount of the Revolving Credit Loans contemplated by
Section 2.03(e) of the Credit Agreement, and (ii) agrees to fund on the Increased Commitment Date such assumed amounts of Revolving Credit Loans to the Agent for the account of the assigning Lenders in accordance with the provisions of the Credit Agreement, in the amount notified to the Added Lender by the Agent.

         The following administrative details apply to the Added Lender:

         (A)    Lending Office(s):
                -----------------

                Lender name: ------------------------------

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                  Lender name:          ----------------------------------
                  Address:              ----------------------------------
                                        ----------------------------------
                                        ----------------------------------
                                        ----------------------------------
                  Attention:            ----------------------------------
                  Telephone:            (   )
                                        ----------------------------------
                  Facsimile:            (   )
                                        ----------------------------------
                  Lender name:          ----------------------------------
                  Address:              ----------------------------------
                                        ----------------------------------
                                        ----------------------------------
                                        ----------------------------------
                  Attention:            ----------------------------------
                  Telephone:           (   )
                                        ----------------------------------
                  Facsimile:           (   )
                                        ----------------------------------

         (B)      Notice Address:
                  --------------

                  Lender name:         ----------------------------------
                  Address:             ----------------------------------
                                       ----------------------------------
                                       ----------------------------------
                                       ----------------------------------
                  Attention:           ----------------------------------
                  Telephone:           (   )
                                       ----------------------------------
                  Facsimile:           (   )
                                       ----------------------------------

         (C)      Payment Instructions:

                  Account No.:         ----------------------------------
                  At:                  ----------------------------------
                                       ----------------------------------
                                       ----------------------------------
                                       ----------------------------------
                  Reference:           ----------------------------------
                  Attention:           ----------------------------------

         This Added Lender Agreement shall constitute a Basic Document under the Credit Agreement.

         THIS ADDED LENDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Added Lender has caused this Added Lender Agreement to be duly executed and delivered in ________________, 200__, by its duly authorized officer as of the day and year first above written.

                                     [ADDED LENDER]

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------



CONSENTED TO as of                                   :
                   ----------------------------------

CIRCOR INTERNATIONAL, INC.


By:
   ---------------------------------------------------
Title:
      ------------------------------------------------


ING CAPITAL LLC,
  as Agent

By:
   ---------------------------------------------------
Title:
      ------------------------------------------------



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